UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 23, 2008

HAEMONETICS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-10730	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road Braintree, MA		02184
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

ITEM 5.02.            Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2008, the Board expanded the role of the current Chief Executive Officer Brad Nutter to a newly created position that combines the roles of CEO and Chairman of the Board. Mr. Nutter’s promotion is effective immediately.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on January 23, 2008, the Board of Directors of Haemonetics Corporation amended the corporation’s By-Laws.  The amendment eliminated the provision that required the position of Chairman of the Board be held by a Non-Executive.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1 By-Laws of Haemonetics Corporate, As Amended on January 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date January 23, 2008
/s/ Christopher J. Lindop
Christopher J. Lindop, Chief Financial Officer and Vice President Business Development